UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 17, 2021

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.06-2/3 per share.	BCPC	NASDAQ Global Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(d) -  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the Balchem Corporation’s (the “Corporation”) Bylaws, on June 17, 2021, the Corporation’s Board of Directors (the “Board”) elected Kathleen Fish to a vacancy on the Board.  Ms. Fish will serve as a Class 1 Director and will stand for election by the Corporation’s shareholders at the Corporation’s 2022 Annual Meeting of Shareholders.

Prior to her retirement in 2020, Ms. Fish served as Chief Research, Development and Innovation Officer for The Procter & Gamble Company (NYSE: PG) (“P&G”), having held such position since 2017.  From 2014 to 2017, Ms. Fish was P&G’s Chief Technology Offer.  Ms. Fish began her career at P&G in 1979 and held various positions of increasing responsibility during her tenure at P&G, culminating with her holding the positions set forth above.

Ms. Fish will serve on the Corporate Governance & Nominating Committee of the Board and will be eligible to participate in the Corporation’s director compensation programs.

No arrangement or understanding exists between Ms. Fish and any other person pursuant to which Ms. Fish was selected as a director of the Corporation.

Item 5.03(a) - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2021, the Board amended its Bylaws to expand the number of Class 1 Directors from two to three members and to reduce the number of Class 2 Directors from three members to two members.

Item 5.07 - Submission of Matters to a Vote of Security Holders

The Corporation held its Annual Meeting of Stockholders on June 17, 2021 (“Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of two Class 2 Directors to serve to serve until the Company’s annual meeting of stockholders in 2024 and thereafter until their respective successors are elected and qualified:

Director Nominee	Votes For:	Votes Withheld:	Broker Non-Votes:
Daniel Knutson	25,777,480	1,858,269	1,879,080
Joyce Lee	26,725,038	910,711	1,879,080

(ii)         Ratification of the appointment of RSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:  29,391,282 shares in favor; 106,644 shares against; 16,903 shares abstaining.

 (iii)       Advisory vote to approve the Company’s executive compensation: 26,497,449 shares in favor; 1,089,064 shares against; 49,236 shares abstaining; and 1,879,080 broker non-votes.

Item 9.01 Financial Statements and Exhibits

Exhibit 3.4	Amended and Restated Bylaws – Effective June 17, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Mark Stach
Mark Stach, General Counsel and Secretary

Dated: June 18, 2021